                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 March 11, 2005


                          DATASCOPE CORP. on behalf of
         Datascope Corp. 401(k) Savings and Supplemental Retirement Plan


             (Exact name of registrant as specified in its charter)

           Delaware                  0-6516                    13-2529596
     --------------------       ------------------        --------------------
 (State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)          File Number)             Identification No.)

      14 Philips Parkway
     Montvale, New Jersey                                      07645-9998
     --------------------                                 --------------------

(Address of principal executive offices)                       (Zip Code)

(Registrant's telephone number, including area code)(201) 391-8100

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

     |_|  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE
          SECURITIES ACT
     |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B)
          UNDER THE EXCHANGE ACT |_| PRE-COMMENCEMENT
     |_|  COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
          EXCHANGE ACT

Item 4.01   Changes in Registrant's Certifying Accountant

            On March 11, 2005, as authorized by the Audit Committee of the Board of Directors of Datascope Corp., the Datascope Corp. 401(k) Savings and Supplemental Retirement Plan (the "Plan") (1) engaged Smolin, Lupin and Co., LLC to serve as independent auditors for the Plan for the year ended December 31, 2004 and (2) dismissed the Plan's existing independent accountants, BDO Seidman, LLP.

            The report of BDO Seidman, LLP on the Plan's financial statements as of and for the year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

            In connection with its audit of the Plan's financial statements as of and for the year ended December 31, 2003 and through March 11, 2005, (i) there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement in connection with its audit report on the Plan's financial statements as of and for the year ended December 31, 2003 and (ii) there have been no reportable events as defined in Regulation S-K Item 304 (a)(1)(v).

            The Plan has provided BDO Seidman, LLP with a copy of the foregoing disclosures and has requested that BDO Seidman, LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not BDO Seidman, LLP agrees with the above statements. Attached as Exhibit 16.1 is a copy of such letter, dated March 11, 2005.

            Smolin, Lupin & Co., LLC was the independent auditor for the Plan for the years ended December 31, 2002 and 2001. During the year ended December 31, 2003, and the subsequent interim period through March 11, 2005, the Plan did not consult with Smolin, Lupin & Co., LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits
                  (c) Exhibit 16.1
                      Letter of BDO Seidman, LLP to the Securities and Exchange Commission regarding change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Datascope Corp, as Plan Administrator, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DATASCOPE CORP. 401(k) Savings and
                                            Supplemental Retirement Plan

                                            By:   /s/ Fred Adelman
                                                 ------------------------------
                                                  Fred Adelman
                                                  VP, Chief Accounting Officer
                                                  and Corporate Controller



Dated: March 11, 2005

                                  EXHIBIT INDEX


Exhibit No. 16.1   Letter from BDO Seidman LLP regarding change in certifying accountants.